Exhibit 10.10.1

FIRST AMENDMENT TO AGREEMENT

This is the first amendment (“Amendment”) to the Distribution Agreement (“Agreement”) between Osteotech, Inc. a Delaware corporation having its registered office at 51 James Way, Eatontown, NJ 07724 (“Osteotech”) and BioHorizons Implant Systems Inc., a corporation duly organized under the laws of USA having its registered offices at 2300 Riverchase center, Birmingham, Alabama, 35244 (“BioHorizons”) effective on July 09, 2010.

WHEREAS, Osteotech and BioHorizons entered into an Agreement effective January 01, 2010; and

NOW THEREFORE, in view of the of the foregoing premises and the following mutual covenants, the adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as that all terms of the prior agreements shall remain in effect, except the following:

1.                    Exhibit 2 of the Agreement will be amended with regards to the addition of India to the authorized territory for the distribution of Grafton and MinerOss as in Attachment A of this amendment.

2.                    This Amendment may be executed in one or more counterparts (including by means of faxed or e-mailed signature pages), each of which will be deemed an original, and all of which together will constitute one and the same instrument. Photocopies, facsimile transmissions and other reproductions of this executed original (with reproduced signatures) will be deemed original counterparts of this Amendment.

{Signature page to follow}

51 James Way • Eatontown, New Jersey 07724 • USA • www.osteotech.com • (732) 542-2800

ADVANCING OSTEOBIOLOGIC SCIENCESTM

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the dated set forth above.

OSTEOTECH, INC		BIOHORIZONS IMPLANT SYSTEMS, INC.

By:	/s/ Sam Owusu-Akyaw	By:	/s/ Steven Boggan
Name: Sam Owusu-Akyaw		Name: Steven Boggan
Title: President and Chief Executive Officer		Title: President and Chief Executive Officer

Attachment A

EXHIBIT 2

EFFECTIVE DATE — July 2010

TERRITORY

Addition to current distribution agreement of the following Territory:

COUNTRY	PRODUCTS

India	MinerOssTM
Grafton®